Pilgrim America Prime Rate Trust



                              THIRD QUARTER REPORT
                               NOVEMBER 30, 1997

                        Pilgrim America Prime Rate Trust

                              THIRD QUARTER REPORT

                               NOVEMBER 30, 1997


                               Table of Contents

Letter to Shareholders ....................................................    1
Shareholder Letter Footnotes ..............................................    5
Statistics and Performance ................................................    6
Performance Footnotes .....................................................    8
Additional Notes and Information ..........................................    9
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   18
Statement of Operations ...................................................   19
Statements of Changes in Net Assets .......................................   20
Statement of Cash Flows ...................................................   21
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   24
Fund Advisor and Agents ...................................................   29
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                        Pilgrim America Prime Rate Trust

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Letter to Shareholders
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Dear Fellow Shareholders:

During the quarter ended November 30, 1997, Pilgrim America Prime Rate Trust (the "Trust") paid it's 114th consecutive monthly dividend while maintaining its net asset value ("NAV") between $9.42 and $9.33. Hence, the Trust has continued to achieve its objective of providing a high current yield consistent with the preservation of capital. Based on market price and NAV, the Trust's distribution rate for the quarter was equivalent to 8.08% and 8.82%, respectively(1). The Prime Rate remained at 8.50% throughout the period, while 60-day LIBOR, an index of the rate of interest at which banks will lend money to one another, averaged 5.67%.(2)

Market Place

The active market for syndicated corporate loans through August, 1997 continued during the quarter. Through November 15, 1997, primary deals in the market from which we draw assets had a value of $119.8 billion. This compares with $104.2 billion in transactions during the comparable period in 1996.

Much of the activity in the most recent period arose in the Healthcare sector. The growth of managed care, and continued reforms in public sector reimbursement programs have spawned a large number of consolidations and realignments of health care businesses. Generally, these have been designed to achieve large operations which will derive economies of scale and thus lower costs. They have also focused to various degrees on growth in skilled medical care outside the traditional acute care hospital setting. Finally, the trend towards enlarged facilities for North America's aging population has led to significant amounts of capital being directed towards nursing homes.

Other recently active sectors include Automotive, where consolidation of suppliers to the big manufacturers continues; Telecommunications, where companies have continued to develop wireless and satellite capacity; Computers and Electronics; and Retail Food and Drug, which is another industry in which large scale operations are seen as an important way to lower costs and remain competitive.

The presentation of industry concentrations in our Portfolio of Investments shows each industry total as a percentage of net assets. Total Senior Loans are therefore shown as 134.9% of net assets. The difference is represented by the extent to which the Trust uses leverage for investment purposes. The Trust Indenture requires that investments in any industry do not exceed 25% of total assets. We generally manage risks as
                                       1
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                        Pilgrim America Prime Rate Trust

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Letter to Shareholders
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percentages  of  total  assets.  For  this  reason  we set  out  below  industry concentrations for the Trust's 10 largest sectors as percentages of net assets and as percentages of total assets.

                           TOP 10 INDUSTRIES AS A % OF

                                                     NET ASSETS     TOTAL ASSETS
                                                     ----------     ------------

Health, Education & Childcare                           18.8%          13.7%
Chemicals, Plastics & Rubber                             9.9%           7.2%
Electronics                                              9.4%           6.8%
Aerospace and Defense                                    8.4%           6.1%
Beverage, Food & Tobacco                                 8.1%           5.9%
Automotive                                               7.0%           5.1%
Retail Stores                                            6.3%           4.6%
Printing and Publishing                                  5.5%           4.0%
Broadcasting                                             5.2%           3.8%
Buildings and Real Estate                                5.2%           3.7%


We will examine sector concentrations and industry risks in more detail in the Trust's Annual Report in February. During this quarter, however, the news which has dominated all markets has been the progressive revaluation of the Asian markets. How has this affected the Trust?

First, worries about Asia introduced higher levels of volatility into both equity and corporate bond markets, hence, the return required by investors in general rose during this quarter. The equity markets have recovered some of their poise, but both equity and fixed income markets have become more discriminating in applying risk premiums to specific companies as they report more varied results.

Similarly, the risk premiums earned on senior loans have begun to rise. There is a lag between price changes occurring in the secondary market and similar changes in the primary market in which we raise the majority of the Trust's assets. How far these risk premiums will rise depends on future changes in economic fundamentals and the mood of the market. For the time being, however, we saw, during November, the low watermark in margins offered on senior loans.
                                       2
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                        Pilgrim America Prime Rate Trust

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Letter to Shareholders
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More specifically,  we have examined the Trust's portfolio to ensure that we are monitoring risks which may alter as a result of events in Asia. Many North American companies had expected considerable growth in their businesses as they participated in Asia's comparatively robust growth. The combination of Asian currency devaluations, financial sector restructuring, tight monetary policy and fiscal conservatism being rolled out across East Asia will result in diminished demand for imports into those countries, less disposable income and highly competitive exports from Korea, Malaysia and Indonesia of goods with a significant percentage of indigenous content.

Provided no dramatic political repercussions follow, most analysts believe that the restructuring of Asian economies will take two to four years. During this period, North American exporters are likely to see a decline in volumes and some reduction in profit margins. Companies which sell goods and services in the Americas, will now have to compete with relatively inexpensive imports from Asia. This will apply downward pressure on prices of some goods and some shrinkage in corporate profits. Overall, trade in Asia is unlikely to continue to grow at the rates seen in the last 10 years.

While on a macro economic level the effect is expected by most analysts to be minimal, we believe that the short term profitability and financial strength of companies in some segments may be compromised. We have paid particular attention to those portfolio companies which derive a significant proportion of their revenue from Asia, those whose plans involve a large commitment of resources there and firms which will have to compete against considerably cheaper, Asian-sourced products. This analysis has led us to reduce or avoid further exposure to wood products, air cargo, commodity steel and clothing. We will continue to monitor developments in Asia carefully. It should be remembered that unlike the equity of companies directly involved in Asia, which will tend to fluctuate in value as market conditions change in Asia, the intrinsic value of senior loans is very unlikely to be altered if the obligor's business has significant non-Asian components and the underlying value of the Trust's collateral is independent of economic variables in Asia.

The other result of the relative market instability caused by Asia's adjustments has been a moderation in the amount of capital available to some institutional investors in the senior loan market. It is too early to judge the extent of this change, but if it were sustained, pricing on investments made by the Trust should improve as demand for senior loan investments declines.
                                       3
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                        Pilgrim America Prime Rate Trust

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Letter to Shareholders
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Asset Quality

Last quarter we reported an improving trend in the percentage of non-performing assets in the portfolio. On September 30th, non-performing loans represented 1.27% of net assets and 0.96% of total assets. On November 30th, the comparable percentages were 0.37% and 0.27%, respectively.

Portfolio Changes

Since August 1997, new investments have included Goodman Manufacturing Company, L.P., Sun Healthcare, Panolam Industries and Extendicare Health Services, Inc., while sales and full repayments have included Ameriserve Food Distribution, Carson Products Co., Continental Airlines, International Home Foods, IRI International Co. and Mettler-Toledo.

Outlook

With the possible exception of the effect of developments in Asia on individual companies, we do not foresee any significant changes in broad issues affecting our market.

The re-alignment of supply and demand described earlier seems likely to apply modest upward pressure to returns which may help to moderate recent downward pressure on net investment income and consequent marginal pressure on dividends.

Thank you for your continued interest in the Trust. We welcome your comments and questions.



/s/ Howard Tiffen                               /s/ Robert W. Stallings

Howard Tiffen                                  Robert W. Stallings
President, COO, and                            Chairman and CEO
Senior Portfolio Manager                       Pilgrim America Investments, Inc.
Pilgrim America Prime Rate Trust               January 16, 1998
January 16, 1998
                                       4
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                        Pilgrim America Prime Rate Trust

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Letter to Shareholders
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(1)      The  distribution  rate is  calculated  by  annualizing  the  dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value or NYSE Composite closing price, as applicable at the end of the period. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2) Source: Bloomberg Financial Markets. LIBOR is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.
                                       5
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                        Pilgrim America Prime Rate Trust

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Statistics and Performance as of November 30, 1997
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                           Portfolio Characteristics

Net Assets                                                       $1,037,186,845
Assets Invested in Senior Loans                                  $1,398,930,957
Total Number of Senior Loans                                                138
Average Amount Outstanding per Loan                              $   10,137,181
Total Number of Industries                                                   28
Year to Date Portfolio Turnover Rate                                         64%
Average Loan Amount per Industry                                 $   49,961,820
Weighted Average Days to Interest Rate Reset                            42 days
Average Loan Maturity                                                 67 months
Average Age of Loans Held in Portfolio                                11 months


                           TOP 10 INDUSTRIES AS A % OF

                                                     NET ASSETS     TOTAL ASSETS
                                                     ----------     ------------

Health, Education & Childcare                           18.8%          13.7%
Chemicals, Plastics & Rubber                             9.9%           7.2%
Electronics                                              9.4%           6.8%
Aerospace and Defense                                    8.4%           6.1%
Beverage, Food & Tobacco                                 8.1%           5.9%
Automotive                                               7.0%           5.1%
Retail Stores                                            6.3%           4.6%
Printing and Publishing                                  5.5%           4.0%
Broadcasting                                             5.2%           3.8%
Buildings and Real Estate                                5.2%           3.7%


                         TOP 10 SENIOR LOANS AS A % OF

                                                    NET ASSETS      TOTAL ASSETS
                                                    ----------      ------------

MAFCO Financial Corp.                                   2.9%           2.1%
Community Health Systems                                2.4%           1.7%
Favorite Brands International                           2.3%           1.7%
Huntsman Chemical                                       2.2%           1.6%
Dade International                                      2.2%           1.5%
Liberty House, Inc.                                     2.1%           1.5%
Papa Gino's, Inc.                                       2.1%           1.5%
24-Hour Fitness,Inc                                     2.0%           1.5%
Paragon Health Network                                  1.9%           1.4%
Sun Healthcare                                          1.9%           1.4%
                                       6
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                        Pilgrim America Prime Rate Trust

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Statistics and Performance as of November 30, 1997
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                               DISTRIBUTION RATES

                   30-Day   30-Day  Annualized   Annualized
                   Prime   Yield at  Yield at   Distribution      Distribution
Quarter-ended       Rate   NAV(A,D)  MKT(A,D)  Rate at NAV(B,D) Rate at MKT(B,D)
--------------------------------------------------------------------------------
November 30, 1997   8.50%    9.93%    9.08%         8.82%            8.08%
August 31, 1997     8.50%    8.58%    7.95%         8.82%            8.19%
May 31, 1997        8.50%    9.72%    9.15%         8.74%            8.23%
February 28, 1997   8.25%    8.44%    7.97%         8.69%            8.22%

This table sets forth the Trust's monthly dividend performance which is summarized quarterly.


                          AVERAGE ANNUAL TOTAL RETURNS

                                                          NAV           MKT
--------------------------------------------------------------------------------
Year to Date                                             7.57%         12.97%
1 Year                                                   8.35%         19.22%
3 Years                                                  8.44%         12.05%
5 Years                                                  8.01%         11.14%
Since Trust Inception(G,I)                               8.48%          N/A
Since Initial Trading on NYSEH                            N/A          11.62%

Assumes    rights   were    exercised    and   excludes    sales   charges   and
commissions.(C,D,E,F)

                      See performance footnotes on page 8
                                       7
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                        Pilgrim America Prime Rate Trust

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PERFORMANCE FOOTNOTES
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(A)      Yield is calculated by dividing the Trust's net  investment  income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of
         Market)  at  quarter-end.   Yield   calculations  do  not  include  any
         commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total returns assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual total returns on an NAV basis with a 3% sales charge and assuming rights were exercised through November 30, 1997 were 7.35% and 8.14% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) As part of the 1996 rights offering (see F), the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(E) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charges against the offering proceeds.

(F) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(G)      Inception date - May 12, 1988.

(H)      Initial trading on NYSE - March 9, 1992.

(I)      Reflects a partial waiver of fees.

         Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.
                                       8
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                        Pilgrim America Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Trust shareholders are paid distributions in cash unless they elect to reinvest the payments in additional shares of the Trust, at reduced brokerage commissions, pursuant to the Dividend Reinvestment and Cash Purchase Plan. This Plan also allows shareholders to make periodic cash purchases. For a copy of the Plan, or for more information, contact our Shareholder Service Department at 1-800-331-1080.

KEY FINANCIAL DATES - Calendar 1998 Dividends:

        DECLARATION DATE            EX-DATE                   PAYABLE DATE

        January 30                  February 6                February 24
        February 27                 March 6                   March 23
        March 31                    April 8                   April 22
        April 30                    May 7                     May 22
        May 29                      June 8                    June 22
        June 30                     July 8                    July 22
        July 31                     August 6                  August 24
        August 31                   September 8               September 22
        September 30                October 8                 October 22
        October 30                  November 6                November 23
        November 30                 December 8                December 22
        December 21                 December 29               January 13, 1999

        Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.
                                       9
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                        Pilgrim America Prime Rate Trust

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 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
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                                 SENIOR LOANS*
         (Dollar weighted portfolio interest reset period is 42 days)

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Aerospace and Defense: 8.4%
$ 5,060    Aerostructures Corp. (airframe and component manufacturer)       Term B         09/30/03     $   5,060,000
  1,840      Aerostructures Corp.                                           Term C         09/30/04         1,840,000
 14,850    Banner Aerospace (aerospace fasteners)                           Term B         07/01/03        14,850,000
  8,955    Erickson Air-Crane Co. (heavy lift helicopters)                  Term B         12/31/04         8,955,000
  3,885    Fairchild Holdings Corp. (aerospace fasteners)                   Term           07/28/00         3,884,921
  1,379      Fairchild Holdings Corp.                                       Revolver       07/28/00         1,379,365
 10,875    K&F Industries, Inc. (aircraft brakes)                           Term B         10/15/05        10,875,000
  4,860    Mag Aerospace Industries (aircraft component supplier)           Term B         06/15/03         4,859,750
  6,530    Technetics Corp. (aircraft engine components)                    Term           06/20/02         6,530,303
 14,355    Tri Star/Odyssey, Inc. (aerospace hardware distributor)          Term           09/30/03        14,355,000
  7,533    United Defense (defense contractor)                              Term B         10/02/05         7,532,609
  7,317      United Defense                                                 Term C         10/08/05         7,317,391
                                                                                                        -------------
                                                                                                           87,439,339
                                                                                                        -------------
           Automotive: 7.0%
 15,000    American Axel & Manufacturing (car/truck axel
             manufacturing)                                                 Term B         04/30/06        15,000,000
 17,000    Breed Technologies, Inc. (airbags/seatbelts)                     Term           10/30/98        17,000,000
 10,000    Cambridge Industries, Inc. (automotive plastics)                 Term B         05/17/02        10,000,000
  9,457    Capital Tool & Design (brake backing plates)                     Term B         07/19/03         9,457,199
  4,216    Hayes Wheels International (automotive wheels)                   Term B         07/31/03         4,216,000
  3,415      Hayes Wheels International                                     Term C         07/31/04         3,415,111
  4,000    Safelite Glass Corp. (automobile windshield replacement)         Term B         12/20/04         4,000,000
  9,760    Schrader, Inc. (fluid/air control valve manufacturer)            Term B         11/30/02         9,759,718
                                                                                                        -------------
                                                                                                           72,848,028
                                                                                                        -------------
           Beverage, Food and Tobacco: 8.1%
  8,100    Del Monte Corp. (food manufacturing and distribution)            Term B         03/31/05         8,100,000
  2,726    Edward's Baking Co. (food service bakery)                        Term A         09/30/03         2,725,910
  3,333      Edward's Baking Co.                                            Term B         09/30/05         3,333,333
  3,333      Edward's Baking Co.                                            Term C         09/30/05         3,333,334
 13,965    Empire Kosher Poultry (kosher chicken and poultry)               Term B         07/31/04        13,965,000
 20,749    Favorite Brands International (confectionary manufacturer)       Term B         08/01/04        20,749,282
  3,404      Favorite Brands International                                  Term C         02/01/05         3,403,785
  8,728    Snapple Beverage Co. (soft drink manufacturer)                   Term B         06/01/04         8,728,125
  8,728      Snapple Beverage Co.                                           Term C         06/01/05         8,728,125
  7,030    Van De Kamp's (frozen foods)                                     Term B         04/30/03         7,029,687
  4,411      Van De Kamp's                                                  Term C         09/30/03         4,410,601
                                                                                                        -------------
                                                                                                           84,507,182
                                                                                                        -------------
           Broadcasting: 5.2%
  3,741    Benedek Broadcasting Television Corp. (broadcasting)             Axel A (A)     12/05/02         3,741,192
  4,181      Benedek Broadcasting Television Corp.                          Axel B (A)     12/05/02         4,180,796
  3,486    Cable Plus Company, L.P. (private cable television)              Revolver       12/31/04         3,485,714
  5,124    Classic Cable (rural cable system operator)                      Term B         06/30/05         5,124,179
    889      Classic Cable                                                  Revolver       06/30/03           889,042
  7,463    Entravision (Spanish broadcast television)                       Term B         12/31/04         7,462,500

                 See Accompanying Notes to Financial Statements
                                       10
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                        Pilgrim America Prime Rate Trust

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 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Broadcasting (continued)
$ 8,944    FrontierVision (cable television)                                Term B         06/30/05     $   8,944,444
 10,000    Intermedia Partners IV (cable television)                        Term           01/01/05        10,000,000
  9,817    Phoenix Associates, Inc. (cable television)                      Term B         12/31/99         9,816,667
                                                                                                        -------------
                                                                                                           53,644,534
                                                                                                        -------------
           Buildings and Real Estate: 5.2%
  6,000    Dayton Superior (concrete/masonry accessories)                   Term           09/29/05         6,000,000
 11,000    Falcon Building Products (building products)                     Term B         06/30/05        11,000,000
  8,750    Goodman Manufacturing Company L.P. (air conditioning
             (manufacturer)                                                 Term B         09/30/04         8,750,000
  8,750      Goodman Manufacturing Company L.P.                             Term C         09/30/05         8,750,000
  4,000    The Presley Companies (homebuilder)                              Revolver       05/20/98         4,000,000
 13,965    Tree Island Industries (nail and wire products)                  Term B         03/31/03        13,965,000
    964    United Building Materials, Inc. (stone and concrete products)(1) Term           04/30/96           964,211
                                                                                                        -------------
                                                                                                           53,429,211
                                                                                                        -------------
           Cargo Transport: 3.4%
 20,000    Atlas Freighter Leasing (air cargo carrier)                      Term           05/29/04        20,000,000
 14,937    Evergreen International (air cargo carrier)                      Term B         05/07/03        14,937,002
                                                                                                        -------------
                                                                                                           34,937,002
                                                                                                        -------------
           Chemicals, Plastics and Rubber: 9.9%
  4,776    Behr Process Corp. (paint manufacturer)                          Term B         03/31/04         4,776,000
  3,184      Behr Process Corp.                                             Term C         03/31/05         3,184,000
 11,368    Cedar Chemical Corp. (specialty chemicals)                       Term B         10/30/03        11,367,962
  4,703    Foamex, L.P. (polyurethane foam)                                 Term B         06/30/05         4,702,500
  4,275      Foamex, L.P.                                                   Term C         06/30/06         4,275,000
  4,792    GEO Specialty Chemicals (specialty chemicals)                    Term A         09/25/02         4,791,667
  9,950      GEO Specialty Chemicals                                        Term B         03/25/04         9,950,000
 15,000    Huntsman Chemical (specialty chemicals)                          Term A         03/15/07        15,000,000
  3,929      Huntsman Chemical                                              Term B         03/15/04         3,928,571
  3,929      Huntsman Chemical                                              Term C         03/15/05         3,928,571
  3,000    Huntsman Corp. (industrial chemicals)                            Term A         12/31/02         3,000,000
  4,004      Huntsman Corp.                                                 Term B         12/31/05         4,004,382
  2,738      Huntsman Corp.                                                 Revolver       12/31/02         2,737,500
  8,780    Intesys Technologies, Inc. (contract engineering and
             manufacturing)                                                 Term B         12/31/01         8,780,488
  7,143    NEN Life Sciences Products (biochemicals)                        Term B         12/31/04         7,142,857
  6,500    Sunbelt Manufacturing LLC (plastics manufacturer)                Term B         09/30/04         6,500,000
  4,862    Texas Petrochemical Corp. (industrial chemicals)                 Term B         06/30/04         4,861,503
                                                                                                        -------------
                                                                                                          102,931,001
                                                                                                        -------------
           Containers, Packaging and Glass: 1.4%
  2,800    Calmar, Inc. (non-aerosol fluid dispensing systems)              Axel A (A)     09/15/03         2,800,000
  2,100      Calmar, Inc.                                                   Axel B (A)     03/15/04         2,100,000
  5,713    RIC Holdings, Inc. (packaging and paper products)                Term B         02/27/04         5,712,580
  4,263      RIC Holdings, Inc.                                             Term C         08/31/04         4,262,697
                                                                                                        -------------
                                                                                                           14,875,277
                                                                                                        --------------

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Diversified/Conglomerate Manufacturing: 1.8%
$ 7,000    Desa International (specialty equipment manufacturing)           Term           08/31/01     $   7,000,000
  4,896    Jackson Products, Inc.                                           Term B         09/01/02         4,895,653
             (industrial safety equipment manufacturer)
  4,900      Jackson Products, Inc.                                         Term C         09/01/03         4,900,000
  1,337      Jackson Products, Inc.                                         Term D         09/01/03         1,336,500
    276 @  KDI Corp. (liquidating trust) (2)                                Term A         12/31/96            16,791
     13 @    KDI Corp. (2)                                                  Term B         12/31/96            13,187
                                                                                                        -------------
                                                                                                           18,162,131
                                                                                                        -------------
           Diversified/Conglomerate Services: 4.1%
 30,000    MAFCO Financial Corp.                                            Term           03/20/99        30,000,000
             (diversified services and entertainment)
    200      MAFCO Financial Corp.                                          Revolver       03/20/99           200,000
 12,817    Outsourcing Solutions (accounts receivable management)           Term B         11/06/03        12,816,901
                                                                                                        -------------
                                                                                                           43,016,901
                                                                                                        -------------
           Ecological: 1.6%
  6,361    Clean Harbors (environmental services)                           Term           05/08/00         6,360,698
  4,988    Laidlaw Environmental Services, Inc. (waste management)          Term B         05/15/04         4,987,500
  4,988      Laidlaw Environmental Services, Inc.                           Term C         05/15/05         4,987,500
                                                                                                        -------------
                                                                                                           16,335,698
                                                                                                        -------------
           Electronics: 9.4%
  5,676    Anacomp, Inc. (document storage and imaging)                     Term           02/28/01         5,676,466
  7,450    Celestica (diversified electronic device manufacturer)           Term B         06/30/03         7,450,000
 11,875    Dictaphone Acquisition, Inc.                                     Term B         06/30/02        11,875,000
             (dictation and recording equipment)
  5,000      Dictaphone Acquisition, Inc.                                   Term C         06/30/03         5,000,000
  3,576    Elgar Electronics (electronic testing equipment)                 Term B         03/31/03         3,575,734
  7,375    Fairchild Semiconductor Corp. (electronic equipment)             Term B         03/11/03         7,375,000
  6,000    Intri-Plex Technologies, Inc.                                    Term           09/30/02         6,000,000
             (disk drive component manufacturer)
  9,714    OK Industries (circuit board manufacturing systems)              Term           10/31/02         9,714,286
  9,925    Phase Metrics, Inc. (computer testing equipment)                 Term A         11/30/01         9,925,000
 14,550    PSC Incorporated (scanning equipment)                            Term B         06/28/02        14,550,000
 10,000    Sarcom Inc. (systems integration)                                Term           11/20/02        10,000,000
  6,000    Telex Communications Group (electronic equipment)                Term B         11/06/04         6,000,000
                                                                                                        -------------
                                                                                                           97,141,486
                                                                                                        -------------
           Finance: 0.8%
  8,000    National Partnership Investments Corp. (asset management)        Term           06/30/01         8,000,000
                                                                                                        -------------
           Grocery: 5.1%
  5,000    Bruno's, Inc. (food retailer)                                    Term B         04/15/05         4,200,000
  1,934    Pathmark Stores, Inc. (northeastern states supermarkets)         Term A         06/15/01         1,933,885
 10,216      Pathmark Stores, Inc.                                          Term B         12/15/01        10,215,909
    529      Pathmark Stores, Inc.                                          Revolver       06/15/01           528,926
  5,883    Ralph's Grocery Company (supermarket)                            Term A         02/15/03         5,882,667
 14,925    Schwegmann Giant Supermarket (Louisiana supermarkets)            Term B         01/31/04        14,925,000
 11,282    Star Markets Co., Inc. (Boston area supermarkets)                Term B         12/31/01        11,281,694
  3,500      Star Markets Co., Inc.                                         Term C         12/31/03         3,500,000
                                                                                                        -------------
                                                                                                           52,468,081
                                                                                                        -------------

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Healthcare, Education and Childcare: 18.8%
$ 4,123    Alaris Medical Systems (infusion pumps)                          Term B         11/30/03     $   4,123,350
  4,123      Alaris Medical Systems                                         Term C         11/30/04         4,123,350
  3,881      Alaris Medical Systems                                         Term D         05/31/05         3,880,800
  9,007    Community Health Systems (hospitals)                             Term B         12/31/03         9,006,849
  9,007      Community Health Systems                                       Term C         12/31/04         9,006,849
  6,781      Community Health Systems                                       Term D         12/31/05         6,780,822
  6,000    Covenant Care, Inc. (nursing homes)                              Term           06/30/99         6,000,000
  5,101    Dade International (medical testing equipment manufacturer)      Term B         12/31/02         5,101,436
  5,101      Dade International                                             Term C         12/31/03         5,101,436
 12,304      Dade International                                             Term D         12/31/04        12,304,128
 14,000    Extendicare Health Services, Inc. (long-term care facility
             operator)                                                      Term B         12/31/04        14,000,000
  7,481    Fountain View (nursing homes)                                    Term B         09/30/04         7,481,250
  7,729    Genesis Corp. (elderly healthcare and support)                   Term B         06/01/04         7,729,167
  5,521      Genesis Corp.                                                  Term C         06/01/05         5,520,833
  9,818    Graphic Controls Corp. (industrial and medical charts)           Term B         09/28/03         9,818,220
  2,808    Hanger Orthopedics Group (orthopedic and prosthetic services)    Term B         12/31/01         2,807,852
 12,500    Healthcare America, Inc. (youth psychiatric care)                Term B         06/30/04        12,500,000
  9,880    Mediq/PRN Life Support, Inc. (hospital equipment leasing)        Term           09/28/98         9,879,577
  4,988    Packard Bioscience Co. (analytical instrument manufacturer)      Term B         03/13/03         4,987,500
 10,000    Paragon Health Network (nursing homes)                           Term B         03/31/05        10,000,000
 10,000      Paragon Health Network                                         Term C         03/31/06        10,000,000
  5,000    Prime Medical Supplies (lithotripter services)                   Term B         04/30/03         5,000,000
 10,000    SMT Health (mobile MRI systems)                                  Term           08/31/03        10,000,000
 10,000    Sun Healthcare (nursing homes)                                   Term B         12/31/97        10,000,000
 10,000      Sun Healthcare                                                 Term C         12/31/97        10,000,000
                                                                                                        -------------
                                                                                                          195,153,419
                                                                                                       -------------
           Home and Office Furnishings, Housewares and Durable
             Consumer Products: 3.3%
 16,941    ICON Health & Fitness Co. (exercise equipment)                   Term B         11/14/01        16,941,328
  1,553    Panolam Industries (design and manufacture wood paneling)        Term A         01/31/03         1,552,500
  8,558      Panolam Industries                                             Term B         01/31/03         8,557,500
  4,890      Panolam Industries                                             Term C         01/31/03         4,890,000
  2,000      Panolam Industries                                             Term D         01/31/03         2,000,000
                                                                                                        -------------
                                                                                                           33,941,328
                                                                                                        -------------
           Hotels, Motels, Inns and Gaming: 4.0%
  3,125    Capstar Hotel Co. (hotel management and ownership)               Term           06/30/04         3,125,000
  5,971    Doubletree Corp. (hotel management)                              Term B         05/08/04         5,970,694
  6,987    Interstate Hotels Corp. (hotel management and ownership)         Term C         06/25/04         6,987,037
  8,062    Palace Stations (gaming)                                         Revolver       09/30/00         8,062,006
 11,460    Sunset Station Hotel and Casino, Inc. (gaming)                   Term           09/30/00        11,459,773
  6,360      Sunset Station Hotel and Casino, Inc.                          Term           09/30/00         6,360,227
                                                                                                        -------------
                                                                                                           41,964,737
                                                                                                        -------------

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Insurance: 0.7%
$ 7,500    TRG Holdings Corp. (insurance run-off)                           Term           01/31/03     $   7,500,000
                                                                                                        -------------
           Leisure, Amusement, Motion Pictures and Entertainment: 4.8%
  7,075    AMF Group (bowling centers and equipment)                        Term A (A)     05/01/03         7,146,226
  4,416      AMF Group                                                      Term B (A)     05/01/04         4,460,372
 10,000    Metro-Goldwyn-Mayer, Inc. (film library)                         Term B         10/10/03        10,000,000
 19,000    24-Hour Fitness, Inc. (health club operator)                     Term           05/31/00        19,000,000
  2,019      24-Hour Fitness, Inc.                                          Revolver       05/31/00         2,019,204
  7,157    Worldwide Sports & Recreation Corp. (optics, sports products)    Term B         03/31/01         6,977,665
                                                                                                        -------------
                                                                                                           49,603,467
                                                                                                        -------------
           Machinery (Nonagriculture, Nonconstruction,
             Nonelectronic): 1.7%
  7,789    Clearing - Niagra (metal stamping press manufacturer)            Term           10/18/04         7,789,474
  9,592    Columbus McKinnon (industrial lifts and hoists)                  Term B         03/01/04         9,591,807
                                                                                                        -------------
                                                                                                           17,381,281
                                                                                                        -------------
           Mining, Steel, Iron and Nonprecious Metals: 3.3%
  5,955    Cable Systems International (cable wire manufacturer)            Term B         10/04/02         5,955,000
  3,462    Centennial Resources (coal mining)                               Term A         03/31/02         3,461,539
  8,558      Centennial Resources                                           Term B         03/31/04         8,557,692
  9,800    GS Technologies (metal products)                                 Term           09/30/02         9,800,000
  1,023    National Refractories, Inc. (kiln lining materials)              Term B         09/30/99         1,023,227
  4,980      National Refractories, Inc.                                    Term C         09/30/99         4,979,726
                                                                                                        -------------
                                                                                                           33,777,184
                                                                                                        -------------
           Oil & Gas: 0.4%
  1,091    Perf-O-Log (oil field services)                                  Term           08/11/03         1,090,910
  2,909      Perf-O-Log                                                     Term B         08/11/03         2,909,090
                                                                                                        -------------
                                                                                                            4,000,000
                                                                                                        -------------
           Personal, Food and Miscellaneous Services: 5.1%
 14,813    Boston Chicken, Inc. (quick service restaurant chain)            Term C         12/12/01        14,812,500
 10,782    Coinmach Corp. (commercial laundry operator)                     Term B         06/08/04        10,782,122
  2,604    Denamerica Corp. (quick service restaurant franchisee)           Term           12/31/01         2,604,303
  2,563    Long John Silvers, Inc. (quick service seafood restaurant chain) Term B         09/30/02         2,435,058
  6,204    Papa Gino's, Inc. (quick service restaurants)                    Term A         02/19/02         6,204,348
 15,112      Papa Gino's, Inc.                                              Term B         02/19/04        15,111,946
  4,357 @  Softworld Services (software fulfillment services)               Term A         06/30/00           522,840
  4,357 @    Softworld Services                                             Term B         06/30/01           522,840
                                                                                                        -------------
                                                                                                           52,995,957
                                                                                                        -------------
           Personal and Nondurable Consumer Products
             (Manufacturing Only): 4.5%
  1,250    AM Cosmetics (cosmetics and skin care products)                  Term A         06/30/03         1,250,000
  8,731      AM Cosmetics                                                   Term B         12/31/04         8,731,250
  4,294    Duo-Tang, Inc. (report cover manufacturer)                       Term A         12/31/02         4,293,648
  5,342      Duo-Tang, Inc.                                                 Term B         12/31/02         5,341,666

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                      Industry/Borrower                               Type          Maturity           Value
-------                      -----------------                               ----          --------           -----
           Personal and Nondurable Consumer Products
             (Manufacturing Only)(continued)
$11,313    Eye Care Centers, Inc. (retail eye care products and services)   Term           09/26/02     $  11,312,500
 10,000    Medtech Products, Inc. (non-prescription consumer medications)   Term B         10/15/02        10,000,000
  2,750    Rayovac Corp. (battery manufacturer)                             Term B         09/30/03         2,750,000
  2,750      Rayovac Corp.                                                  Term C         09/30/04         2,750,000
                                                                                                        -------------
                                                                                                           46,429,064
                                                                                                        -------------
           Printing and Publishing: 5.5%
  6,825    Bankers Systems, Inc. (compliance services to banking industry)  Term B         11/01/02         6,825,000
 19,896    Eastern Pulp & Paper (specialty paper)                           Term           08/31/04        19,895,833
  2,096    Jefferson Smurfit Corp. (linerboard/paper products)              Term A         04/30/01         2,096,290
  1,899      Jefferson Smurfit Corp.                                        Revolver       04/01/01         1,899,308
  3,634    St. Laurent Paper Products (linerboard manufacturer)             Term B         05/31/03         3,634,021
 13,866      St. Laurent Paper Products                                     Term C         05/31/04         3,865,979
 12,313    Stone Container (paper products)                                 Term D         10/01/03        12,312,500
  3,363    Von Hoffman Press, Inc. (textbook manufacturer)                  Term B         05/29/04         3,362,500
  3,363      Von Hoffman Press, Inc.                                        Term C         05/29/05         3,362,500
                                                                                                        -------------
                                                                                                           57,253,931
                                                                                                        -------------
           Retail Stores: 6.3%
  6,916 @  Color Tile, Inc. (home improvement retailer)(3)                  Term D         12/31/98         2,766,311
  1,352      Color Tile, Inc. (D.I.P.) (3)                                  Revolver       12/30/97         1,352,066
  3,083    Liberty House, Inc. (Hawaii department store chain)              Term A         06/30/01         3,082,927
 18,950      Liberty House, Inc.                                            Term B         06/30/02        18,950,000
 12,452    Murray's Discount Auto Parts (auto parts retailer)               Term           06/30/03        12,451,923
  7,400    NBC Acquisition (wholesale and retail textbooks)                 Term           08/31/03         7,400,000
  5,941    Peebles, Inc. (department store chain)                           Term A         04/30/01         5,941,375
  7,794      Peebles, Inc.                                                  Term B         04/30/02         7,793,641
  5,981    TravelCenters of America (road transport service centers)        Term B         03/27/05         5,981,250
                                                                                                        -------------
                                                                                                           65,719,493
                                                                                                        -------------
           Telecommunications: 2.9%
  8,920    Clarity Telecommunications (telecommunications service)          Term B         07/01/03         8,920,000
  1,873    Nextel Finance Co. (personal communications services)            Term C         06/30/03         1,872,659
  9,571    Shared Technologies, Inc. (communication services)               Term B         03/31/03         9,571,429
 10,000    Teletouch Communications (rural paging services)                 Term A         11/30/03        10,000,000
                                                                                                        -------------
                                                                                                           30,364,088
                                                                                                        -------------
           Textiles and Leather: 2.2%
  6,708    Harriet & Henderson (yarn manufacturer)                          Term A         06/12/00         6,708,237
  6,860    Humphreys, Inc. (belts and personal leather goods)               Term B         11/15/03         6,860,000
  5,478    Targus Group, Int'l. (computer luggage manufacturer)             Term A         01/18/02         5,477,707
  4,065      Targus Group, Int'l.                                           Term B         01/18/03         4,065,193
                                                                                                        -------------
                                                                                                           23,111,137
                                                                                                        -------------
               Total Senior Loans - 134.9%                                                              1,398,930,957
                                                                                                        -------------
               (Cost $1,411,424,325)

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Prime Rate Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                   OTHER CORPORATE DEBT
                                                                               Loan       Stated
Shares                                                                         Type      Maturity             Value
------                                                                         ----      --------             -----
            Automotive: 0.6%
  6,000     Capital Tool & Design (brake backing plates)                       Sub.      07/26/03       $    6,000,000
                                                                               Note
                                                                                                        --------------
              Total Other Corporate Debt - 0.6%                                                              6,000,000
                                                                                                        --------------
              (Cost $6,000,000)

                                              COMMON STOCK AND PREFERRED STOCK

            Apparel Products: 0.0%
 13,924 @   Butterick Company, Inc. (sewing aids)                                                           12,557
                                                                                                        --------------
            Diversified/Conglomerate Manufacturing: 0.0%
  2,632 @   KDI Corp.--common (defense and leisure products) (2)                                              --
                                                                                                        --------------
            Restaurants: 0.3%
413,980 @   America's Favorite Chicken Co.--common
              (quick service restaurant chain) (R)                                                           3,645,645
 17,664 @   Flagstar, Inc.--common (family restaurants, institutional food
              service companies)                                                                                   530
                                                                                                        --------------
                                                                                                             3,646,175
                                                                                                        --------------
            Textiles and Leather: 0.2%
127,306 @   Dan River (Braelan) Corp.--common (diversified textiles) (R)                                     1,718,631
                                                                                                        --------------
              Total Common Stock and Preferred Stock - 0.5%                                                  5,377,363
                                                                                                        --------------
              (Cost $1,471,624)

                                        STOCK PURCHASE WARRANTS AND OTHER SECURITIES
      1 @   Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
              Expires 10/30/03 (R)                                                                              35,474
      1 @   Autotote Systems, Inc., Option representing 0.248% common
              shares issued and outstanding (R)                                                                   --
 80,634 @   Capital Tool & Design, Warrants representing 80,634 common
              shares (brake backing plates) (R)                                                                143,529
 19,000 @   Covenant Care, Inc., Warrants representing 19,000 common
              shares (nursing homes) (R)                                                                       285,000
 26,606 @   KDI Corp. Units of Trust (liquidating trust) (R)(2)                                                   --
106,902 @   Staff Leasing, Inc. (employee leasing)(R)                                                        2,140,713
                                                                                                        --------------
              Total Stock Purchase Warrants and Other Securities - 0.2%                                      2,604,716
                                                                                                        --------------
              (Cost $61,100)

              Total Investments (Cost $1,418,957,049) (5)                                      136.2%   $1,412,913,036
              Liabilities in Excess of Cash and Other Assets-Net                               (36.2)     (375,726,191)
                                                                                               -----    --------------
              Net Assets                                                                       100.0%   $1,037,186,845
                                                                                               =====    ==============

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Prime Rate Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
----------------
@    Non-income producing security
(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection.
(R)  Restricted security
 * Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.
(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and has converted to a liquidating trust.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,418,957,049 and net unrealized depreciation consists of the following:

              Gross Unrealized Appreciation            $   7,951,302
              Gross Unrealized Depreciation              (13,995,315)
                                                       -------------
                Net Unrealized Depreciation            $  (6,044,013)
                                                       =============

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Cash                                                                                     $    1,481,681
Investments in securities at value (Cost $1,418,957,049)                                  1,412,913,036
Receivables:
 Interest                                                                                    14,302,950
 Other                                                                                          129,422
Prepaid arrangement fees on notes payable                                                       471,951
Prepaid expenses                                                                                223,766
                                                                                         --------------
   Total assets                                                                           1,429,522,806
                                                                                         --------------
LIABILITIES:
Notes payable                                                                               386,000,000
Deferred arrangement fees on senior loans                                                     4,471,637
Accrued interest payable                                                                      1,470,105
Accrued expenses                                                                                394,219
                                                                                         --------------
   Total liabilities                                                                        392,335,961
                                                                                         --------------
NET ASSETS (equivalent to $9.40 per share, based on 110,320,982 shares
 of beneficial interest authorized and outstanding, no par value)                        $1,037,186,845
                                                                                         ==============
Net Assets Consist of:
 Paid-in capital                                                                         $1,047,106,395
 Undistributed net investment income                                                         14,797,295
 Accumulated net realized loss on investments                                               (18,672,832)
 Net unrealized depreciation of investments                                                  (6,044,013)
                                                                                         --------------
   Net assets                                                                            $1,037,186,845
                                                                                         ==============

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Nine Months Ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                           $ 90,878,578
Arrangement fees earned                                               5,083,731
Other                                                                 2,563,830
                                                                   ------------
 Total investment income                                             98,526,139
                                                                   ------------
EXPENSES:
Interest                                                             15,334,652
Investment management fees                                            7,712,724
Administration fees                                                   1,328,907
Revolving credit facility fees                                          689,134
Transfer agent and registrar fees                                       312,146
Recordkeeping and pricing fees                                          158,477
Reports to shareholders                                                 249,211
Miscellaneous expense                                                   174,655
Custodian fees                                                          232,141
Professional fees                                                       132,099
Trustees' fees                                                           58,000
Insurance expense                                                        42,229
                                                                   ------------
 Total expenses                                                      26,424,375
 Less: Earnings credits                                                  (1,782)
                                                                   ------------
 Net expenses                                                        26,422,593
                                                                   ------------
   Net investment income                                             72,103,546
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                     (7,238,544)
Change in unrealized depreciation of investments                     (2,304,656)
                                                                   ------------
 Net loss on investments                                             (9,543,200)
                                                                   ------------
   Net increase in net assets resulting from operations            $ 62,560,346
                                                                   ============

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Nine Months
                                                                      Ended                 Year
                                                                   November 30,            Ended
                                                                       1997             February 28,
                                                                    (Unaudited)             1997
                                                                  --------------       --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $   72,103,546       $   78,947,910
Net realized loss on investments                                      (7,238,544)          (3,523,769)
Change in unrealized appreciation (depreciation) of
 investments                                                          (2,304,656)             974,085
                                                                  --------------       --------------
 Net increase in net assets resulting from operations                 62,560,346           76,398,226
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                             (67,723,777)         (77,640,968)
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                   11,260,937           11,628,959
Net increase in net assets derived from the sale of shares in
 connection with rights offering                                              --          157,765,531
                                                                  --------------       --------------
 Net increase in capital share transactions                           11,260,937          169,394,490
 Total increase in net assets                                          6,097,506          168,151,748
NET ASSETS:
Beginning of period                                                1,031,089,339          862,937,591
                                                                  --------------       --------------
End of period (including undistributed net investment
 income of $14,797,295 and $10,417,526, respectively)             $1,037,186,845       $1,031,089,339
                                                                  ==============       ==============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                     1,181,153            1,011,738
Shares sold in connection with Rights Offering                                --           18,122,963
                                                                  --------------       --------------
 Net increase in shares outstanding                                    1,181,153           19,134,701
                                                                  ==============       ==============

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Nine Months Ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
 Interest received                                                                        $ 89,032,625
 Facility fees received                                                                      2,819,537
 Commitment fees received                                                                      188,549
 Other income received                                                                       2,838,623
 Interest paid                                                                             (15,308,879)
 Other operating expenses paid                                                             (11,011,815)
 Purchases of short-term investments                                                        (8,000,000)
 Purchases of portfolio securities                                                        (994,452,928)
 Proceeds from disposition of portfolio securities                                         873,179,595
                                                                                          ------------
   Net cash used for operating activities                                                  (60,714,693)
                                                                                          ------------
Cash Flows From Financing Activities:
 Dividends paid                                                                            (56,803,626)
 Overdraft financing                                                                                --
 Loan advance                                                                              119,000,000
                                                                                          ------------
   Net cash provided by financing activities                                                62,196,374
                                                                                          ------------
 Net increase in cash                                                                        1,481,681
 Cash at beginning of year                                                                          --
                                                                                          ------------
 Cash at end of period                                                                    $  1,481,681
                                                                                          ------------
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Provided By Operating Activities:
 Net increase in net assets resulting from operations                                       62,560,346
                                                                                          ------------
 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Increase in investments in securities                                                    (119,280,425)
   Increase in dividends and interest receivable                                            (2,557,844)
   Decrease in other assets                                                                     94,002
   Decrease in prepaid arrangement fees on notes payable                                       229,620
   Increase in prepaid expenses                                                               (178,348)
   Decrease in deferred arrangement fees on senior loans                                    (1,603,883)
   Increase in accrued interest payable                                                        412,604
   Decrease in accrued expenses                                                               (390,765)
                                                                                          ------------
   Total adjustments                                                                      (123,275,039)
                                                                                          ------------
    Net cash used for operating activities                                                $(60,714,693)
                                                                                          ============

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Nine Months
                                                         Ended
                                                       November 30,               Years Ended February 28 or February 29,
                                                          1997             ----------------------------------------------------
                                                       (Unaudited)           1997(7)         1996(6)       1995          1994
                                                       ----------          --------        --------      --------      --------
Per Share Operating Performance
Net asset value, beginning of period                   $     9.45          $   9.61        $   9.66      $  10.02      $  10.05
Net investment income                                        0.66              0.82            0.89          0.74          0.60
Net realized and unrealized gain (loss) on
 investments                                                (0.09)           ( 0.02)          (0.08)         0.07         (0.05)
                                                       ----------          --------        --------      --------      --------
Increase in net asset value from investment
 operations                                                  0.57              0.80            0.81          0.81          0.55
Distributions from net investment income                    (0.62)           ( 0.82)          (0.86)        (0.73)        (0.60)
Reduction in net asset value from rights offering              --            ( 0.14)             --         (0.44)           --
Increase in net asset value from repurchase of
 capital stock                                                 --                --              --            --          0.02
                                                       ----------          --------        --------      --------      --------
Net asset value, end of period                         $     9.40          $   9.45        $   9.61      $   9.66      $  10.02
                                                       ==========          ========        ========      ========      ========
Closing market price at end of period                  $    10.25          $  10.00        $   9.50      $   8.75      $   9.25
Total Return
Total investment return at closing market
 price(3)                                                    9.33%            15.04%(5)       19.19%         3.27%(5)      8.06%
Total investment return at closing net asset
 value(4)                                                    5.99%             8.06%(5)        9.21%         5.24%(5)      6.28%
Ratios/Supplemental Data
Net assets, end of period (000's)                      $1,037,187        $1,031,089        $862,938      $867,083      $719,979
Average borrowings (000's)                             $  332,942          $131,773        $     --      $     --      $     --
Ratios to average net assets plus borrowing:
 Expenses (before interest and other fees
  related to revolving credit facility)                      1.01%(1)          1.13%             --            --            --
 Expenses                                                    2.56%(1)          1.92%           1.23%         1.30%         1.31%
 Net investment income                                       7.02%(1)          7.59%           9.23%         7.59%         6.04%
Portfolio turnover rate                                        64%               82%             88%          108%           87%
Shares outstanding at end of period (000's)               110,321           109,140          89,794        89,794        71,835


------------
(1) Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95%(annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91%(annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                             Years Ended February 28 or February 29,
     -------------------------------------------------------------------------------------
        1993              1992                1991              1990                1989
      --------          --------            --------          --------            --------
     $   9.96          $   9.97          $    10.00         $   10.00            $  10.00
         0.60              0.76                0.98              1.06                0.72

         0.01             (0.02)             ( 0.05)               --                  --
     ---------         --------          ----------         ---------            --------

         0.61              0.74                0.93              1.06                0.72
        (0.57)            (0.75)              (0.96)            (1.06)              (0.72)
           --                --                  --                --                  --

         0.05                --                  --                --                  --
     ---------         --------          ----------        ----------            --------
     $  10.05          $   9.96          $     9.97        $    10.00            $  10.00
     =========         ========          ==========        ==========            ========
     $   9.13          $     --          $       --        $       --            $     --


        10.89%               --                  --                --                  --

         7.29%             7.71%               9.74%            11.13%               7.35%

     $738,810          $874,104          $1,158,224        $1,036,470            $252,998
     $     --          $     --          $       --        $       --            $     --


           --                --                  --                --                  --
         1.42%             1.42%(2)            1.38%             1.46%(2)            1.18%(1)(2)
         5.88%             7.62%(2)            9.71%            10.32%(2)            9.68%(1)(2)
           81%               53%                 55%              100%                 49%(1)
       73,544            87,782             116,022           103,660              25,294

------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

                 See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of November 30,1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "'33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

   At February 28, 1997, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,196,156 which is scheduled to expire through February 28, 2005.

   The Board of Trustees intends to offset net capital gains with capital loss carryforwards until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of November 30,1997 (Unaudited)
--------------------------------------------------------------------------------

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 -- INVESTMENTS

For the nine months ended November 30, 1997, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $994,452,928 and $ 873,179,595, respectively. At November 30, 1997, the Trust held senior loans valued at $1,398,930,957 representing 99.0% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of November 30,1997 (Unaudited)
--------------------------------------------------------------------------------
The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                           Date of          Cost or
                                                                         Acquisition     Assigned Basis
                                                                         -----------     --------------
America's Favorite Chicken Co. -- Common                                   11/05/92        $        1
Autotote Systems, Inc. -- Option                                           11/11/92                --
Autotote Systems, Inc. -- Warrant                                          11/11/92                --
Capital Tool & Design -- Warrants                                          07/26/96                --
Covenant Care, Inc. -- Warrants                                            12/22/95                --
Dan River, Inc. -- Common                                                  09/15/91         1,217,260
KDI Corp. Units of Trust                                                   09/19/95                --
Staff Leasing, Inc.                                                        09/01/95            61,100
                                                                                           ----------
Total restricted securities excluding senior loans (market value
 of $7,968,992 was 0.77% of net assets at November 30, 1997)                               $1,278,361
                                                                                           ==========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim
America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of November 30,1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a four year revolving credit agreement to borrow up to $515 million from a syndicate of major banks maturing June 25, 1998 and May 2, 2000, respectively. Borrowing rates under these agreements are based on a fixed spread over LIBOR or the federal funds rate.
The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and four years, respectively. The amount of borrowings outstanding at November 30, 1997, was $386.0 million at a weighted average interest rate of 6.2%, which represented 27.1% of net assets plus borrowings. Average borrowings for the nine months ended November 30, 1997, were $332,942,101 and the average annualized interest rate was 6.1%.

As of November 30, 1997, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Cable Plus Company, L.P.   $ 6,514,286    Nextel Finance Co.         $ 7,902,622
Capstar Hotel Co.            3,125,000    Palace Stations              3,529,367
Classic Cable                   39,702    Papa Gino's, Inc.            3,178,808
Edward's Baking Co.            607,423    Pathmark Stores              4,760,331
Fairchild Holdings           2,985,715    The Presley Companies        2,000,000
Huntsman Corp.               3,262,500    Viasystems                   7,500,000
Jefferson Smurfit Corp.      7,003,697    24-Hour Fitness, Inc.          860,796
MAFCO Financial Corp         9,800,000                               -----------

                                                                     $63,070,247
                                                                     ===========

NOTE 5 -- RIGHTS OFFERINGS

On October 18, 1996, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the nine months ended November 30, 1997, the Trust received earnings credits of $1,782.

NOTE 7 -- SUBSEQUENT EVENT

Subsequent to November 30 1997, the Trust declared a dividend from net investment income of $0.09875 payable on January 13, 1998 to shareholders of record on December 31, 1997.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of November 30,1997 (Unaudited)
--------------------------------------------------------------------------------
                 Management's Additional Operating Information
                 ---------------------------------------------

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                         INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc.          Call Pilgrim America Prime Rate Trust
Two Renaissance Square                     1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ85004-4424

SHAREHOLDER SERVICING AGENT                TRANSFER AGENT
Pilgrim America Group, Inc.                DST Systems, Inc.
Two Renaissance Square                     P.O. Box 419368
40 North Central Avenue                    Kansas City, Missouri 64141
Suite 1200
Phoenix, AZ85004-4424
1-800-331-1080

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004-4424

TOLL FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                Pilgrim America
                              Bank and Thrift Fund

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund




                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              13-SS-121997 01XX98